Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2015				2014						% Change
	1Q	2Q	3Q	Sep YTD	1Q	2Q	3Q	Sep YTD	4Q	Dec YTD	3Q	Sep YTD

Sales	$9,425	$9,785	$10,073	$29,283	$10,264	$10,934	$10,557	$31,755	$10,482	$42,237	-5%	-8%
Costs, Expenses and Other
Materials and production	3,569	3,754	3,761	11,084	3,903	4,893	4,223	13,019	3,749	16,768	-11%	-15%
Marketing and administrative	2,601	2,624	2,472	7,698	2,734	2,973	2,975	8,681	2,924	11,606	-17%	-11%
Research and development	1,737	1,670	1,500	4,906	1,574	1,664	1,659	4,897	2,283	7,180	-10%	—
Restructuring costs	82	191	113	386	125	163	376	664	349	1,013	-70%	-42%
Other (income) expense, net (1)	55	739	(170)	624	(163)	(650)	(166)	(978)	(10,634)	(11,613)	2%	*
Income Before Taxes	1,381	807	2,397	4,585	2,091	1,891	1,490	5,472	11,811	17,283	61%	-16%
Income Tax Provision (Benefit)	423	119	566	1,108	360	(142)	648	865	4,484	5,349
Net Income	958	688	1,831	3,477	1,731	2,033	842	4,607	7,327	11,934	*	-25%
Less: Net Income (Loss) Attributable to Noncontrolling Interests	5	1	5	12	26	29	(53)	3	11	14
Net Income Attributable to Merck & Co., Inc.	$953	$687	$1,826	$3,465	$1,705	$2,004	$895	$4,604	$7,316	$11,920	*	-25%
Earnings per Common Share Assuming Dilution	$0.33	$0.24	$0.64	$1.22	$0.57	$0.68	$0.31	$1.57	$2.54	$4.07	*	-22%

Average Shares Outstanding Assuming Dilution	2,865	2,850	2,836	2,850	2,971	2,949	2,911	2,942	2,880	2,928
Tax Rate	30.6%	14.7%	23.6%	24.2%	17.2%	-7.5%	43.5%	15.8%	38.0%	30.9%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Other (income) expense, net includes equity income from affiliates. Prior periods have been reclassified to conform to the current presentation.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME

GAAP TO NON-GAAP RECONCILIATION

THIRD QUARTER 2014

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

	GAAP	Acquisition and Divestiture- Related Costs (1)	Restructuring Costs (2)	Certain Other Items (3)	Adjustment Subtotal		Non-GAAP
Sales	$10,557						$10,557

Costs, Expenses and Other
Materials and production	4,223	1,420	87		1,507		2,716
Marketing and administrative	2,975	110	68	193	371		2,604
Research and development	1,659	36	81		117		1,542
Restructuring costs	376		376		376		—
Other (income) expense, net	(166)	93		(391)	(298)		132
Income Before Taxes	1,490	(1,659)	(612)	198	(2,073)		3,563
Taxes on Income	648				(295	)(4)	943
Net Income	842				(1,778)		2,620
Less: Net (Loss) Income Attributable to Noncontrolling Interests	(53)	(56)			(56)		3
Net Income Attributable to Merck & Co., Inc.	$895				(1,722)		$2,617
Earnings per Common Share Assuming Dilution	$0.31						$0.90

Average Shares Outstanding Assuming Dilution	2,911						2,911
Tax Rate	43.5%						26.5%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance. This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect expenses of $1.0 billion for the amortization of intangible assets recognized as a result of mergers and acquisitions, as well as $412 million of impairment charges on product intangibles. Amounts included in marketing and administrative expenses reflect merger integration costs, as well as transaction and certain other costs related to business acquisitions and divestitures. Amounts included in research and development expenses represent in-process research and development (“IPR&D”) impairment charges primarily related to the company’s joint venture with Supera Farma Laboratorios S.A. (“Supera”). Amount included in other (income) expense, net is a goodwill impairment charge related to the joint venture with Supera. Amount included in net (loss) income attributable to noncontrolling interests represents the portion of intangible asset and goodwill impairment charges related to the joint venture with Supera that are attributable to noncontrolling interests.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to actions under the company’s formal restructuring programs.

(3) Amount included in marketing and administrative expenses represents an additional year of expense related to the healthcare reform fee in accordance with final regulations issued in the third quarter by the Internal Revenue Service. Included in other (income) expense, net is a $396 million gain on the divestiture of certain ophthalmic products in several international markets.

(4) Represents the estimated tax impact on the reconciling items.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME

GAAP TO NON-GAAP RECONCILIATION

NINE MONTHS ENDED SEPTEMBER 30, 2014

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

	GAAP	Acquisition and Divestiture- Related Costs (1)	Restructuring Costs (2)	Certain Other Items (3)	Adjustment Subtotal		Non-GAAP
Sales	$31,755						$31,755

Costs, Expenses and Other
Materials and production	13,019	4,270	377		4,647		8,372
Marketing and administrative	8,681	153	143	193	489		8,192
Research and development	4,897	36	175		211		4,686
Restructuring costs	664		664		664		—
Other (income) expense, net	(978)	93		(1,132)	(1,039)		61
Income Before Taxes	5,472	(4,552)	(1,359)	939	(4,972)		10,444
Taxes on Income	865				(1,809	)(4)	2,674
Net Income	4,607				(3,163)		7,770
Less: Net Income Attributable to Noncontrolling Interests	3	(56)			(56)		59
Net Income Attributable to Merck & Co., Inc.	$4,604				(3,107)		$7,711
Earnings per Common Share Assuming Dilution	$1.57						$2.62

Average Shares Outstanding Assuming Dilution	2,942						2,942
Tax Rate	15.8%						25.6%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance. This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect expenses of $3.2 billion for the amortization of intangible assets recognized as a result of mergers and acquisitions, as well as $1.1 billion of impairment charges on product intangibles. Amounts included in marketing and administrative expenses reflect merger integration costs, as well as transaction and certain other costs related to business acquisitions and divestitures. Amounts included in research and development expenses represent in-process research and development (“IPR&D”) impairment charges primarily related to the company’s joint venture with Supera Farma Laboratorios S.A. (“Supera”). Amount included in other (income) expense, net is a goodwill impairment charge related to the joint venture with Supera. Amount included in net income attributable to noncontrolling interests represents the portion of intangible asset and goodwill impairment charges related to the joint venture with Supera that are attributable to noncontrolling interests.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to actions under the company’s formal restructuring programs.

(3) Amount included in marketing and administrative expenses represents an additional year of expense related to the healthcare reform fee in accordance with final regulations issued in the third quarter by the Internal Revenue Service. Included in other (income) expense, net is a $741 million gain related to AstraZeneca’s option exercise and a $396 million gain on the divestiture of certain ophthalmic products in several international markets.

(4) Represents the estimated tax impact on the reconciling items, including a net benefit of $517 million recorded in connection with AstraZeneca’s option exercise, as well as a benefit of approximately $300 million associated with a capital loss generated in the first quarter.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

THIRD QUARTER 2015

(AMOUNTS IN MILLIONS)

Table 3a

	Global			U.S.			International
	3Q 2015	3Q 2014	% Change	3Q 2015	3Q 2014	% Change	3Q 2015	3Q 2014	% Change
TOTAL SALES (1)	$10,073	$10,557	-5	$4,749	$4,409	8	$5,324	$6,148	-13
PHARMACEUTICAL	8,925	9,134	-2	4,382	3,837	14	4,543	5,297	-14

Primary Care and Women’s Health
Cardiovascular
Zetia	633	660	-4	406	361	12	228	298	-24
Vytorin	302	369	-18	122	133	-8	180	236	-24

Diabetes
Januvia	1,014	933	9	628	513	23	386	421	-8
Janumet	562	505	11	274	228	20	288	278	4

General Medicine & Women’s Health
NuvaRing	190	186	2	135	119	13	56	67	-17
Implanon / Nexplanon	176	158	11	107	93	15	69	65	6
Dulera	133	124	7	128	117	9	5	6	-25
Follistim AQ	95	97	-2	37	39	-5	57	58	-1

Hospital and Specialty
Hepatitis
PegIntron	40	84	-52		4	*	40	81	-51

HIV
Isentress	377	412	-9	204	207	-1	173	205	-16

Hospital Acute Care
Cubicin(2)	325	7	*	291			35	7	*
Cancidas	139	183	-24	6	4	57	133	179	-26
Invanz	153	141	8	89	72	23	64	69	-8
Noxafil	132	107	23	61	40	52	71	67	6
Bridion	89	90	-1				89	90	-1
Primaxin	75	91	-18	1	1	*	74	91	-19

Immunology
Remicade	442	604	-27				442	604	-27
Simponi	178	170	5				178	170	5

Oncology
Emend	141	136	4	88	80	10	53	56	-5
Keytruda	159	4	*	109	4	*	50		*
Temodar	83	88	-5	6	1	*	77	87	-11

Diversified Brands
Respiratory
Nasonex	121	261	-54	41	154	-73	80	107	-25
Singulair	201	218	-8	10	5	*	191	214	-10
Clarinex	39	49	-21	5	7	-22	34	42	-21

Other
Cozaar / Hyzaar	150	195	-23	7	6	8	143	188	-24
Arcoxia	123	132	-7				123	132	-7
Fosamax	86	114	-24	4	3	18	83	111	-25
Zocor	56	61	-9	5	5	4	51	56	-10
Propecia	41	66	-38	4	5	-15	37	61	-39

Vaccines
Gardasil / Gardasil 9	625	590	6	556	511	9	69	79	-12
ProQuad, M-M-R II and Varivax	390	421	-7	327	377	-13	64	44	45
Zostavax	179	181	-1	145	149	-3	34	32	5
RotaTeq	160	174	-8	115	126	-9	45	48	-7
Pneumovax 23	138	197	-30	103	150	-31	35	48	-26

Other Pharmaceutical (3)	1,178	1,326	-11	368	323	14	810	1,003	-19

ANIMAL HEALTH	825	885	-7	226	216	5	599	669	-10

CONSUMER CARE (4)	0	401	*	0	262	*	0	139	*

Other Revenues (5)	323	137	*	141	94	50	182	43	*

* 100% or greater

(1)  Only select products are shown.

(2)  Cubicin sales for 2014 represent the previous licensing agreement in Japan prior to the acquisition.

(3)  Includes Pharmaceutical products not individually shown above. Other Vaccines sales included in Other Pharmaceutical were $99 million and $116 million on a global basis for third quarter 2015 and 2014, respectively.

(4)  On October 1, 2014, the company divested the Consumer Care business.

(5)  Other revenues are comprised primarily of alliance revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities. On June 30, 2014, AstraZeneca exercised its option to buy Merck’s interest in a subsidiary and through it, Merck’s interest in Nexium and Prilosec. As a result, the company no longer records supply sales for these products.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

SEPTEMBER YEAR-TO-DATE 2015

(AMOUNTS IN MILLIONS)

Table 3b

	Global			U.S.			International
	Sep YTD 15	Sep YTD 14	% Change	Sep YTD 15	Sep YTD 14	% Change	Sep YTD 15	Sep YTD 14	% Change
TOTAL SALES (1)	$29,283	$31,755	-8	$12,907	$12,983	-1	$16,376	$18,772	-13
PHARMACEUTICAL	25,755	26,672	-3	11,953	10,429	15	13,802	16,243	-15

Primary Care and Women’s Health
Cardiovascular
Zetia	1,836	1,988	-8	1,160	1,093	6	676	895	-24
Vytorin	942	1,146	-18	356	410	-13	586	736	-20

Diabetes
Januvia	2,942	2,849	3	1,777	1,553	14	1,165	1,297	-10
Janumet	1,625	1,500	8	749	676	11	877	825	6

General Medicine & Women’s Health
NuvaRing	538	531	1	373	334	12	165	198	-16
Implanon / Nexplanon	437	379	15	265	220	21	172	159	8
Dulera	383	328	17	369	312	18	15	16	-10
Follistim AQ	288	309	-7	123	103	19	164	206	-20

Hospital and Specialty
Hepatitis
PegIntron	148	300	-51		16	*	148	284	-48

HIV
Isentress	1,137	1,255	-9	603	626	-4	534	629	-15

Hospital Acute Care
Cubicin(2)	805	18	*	722			83	18	*
Cancidas	436	505	-14	19	15	26	417	491	-15
Invanz	424	390	9	235	195	20	189	195	-3
Noxafil	360	280	29	156	95	65	204	185	10
Bridion	262	245	7				262	245	7
Primaxin	228	243	-6	5	4	44	222	239	-7

Immunology
Remicade	1,398	1,815	-23				1,398	1,815	-23
Simponi	505	500	1				505	500	1

Oncology
Emend	396	402	-1	245	228	7	151	174	-13
Keytruda	352	4	*	261	4	*	90		*
Temodar	238	264	-10	6	5	23	232	259	-10

Diversified Brands
Respiratory
Singulair	658	773	-15	26	18	45	632	755	-16
Nasonex	625	830	-25	308	428	-28	317	402	-21
Clarinex	145	180	-20	17	18	-7	128	162	-21

Other
Cozaar / Hyzaar	524	614	-15	23	20	15	501	594	-16
Arcoxia	361	400	-10				361	400	-10
Fosamax	277	358	-23	10	13	-23	267	346	-23
Zocor	168	194	-14	15	15	1	153	179	-15
Propecia	133	197	-32	12	14	-19	122	183	-33

Vaccines
Gardasil / Gardasil 9	1,410	1,382	2	1,159	1,075	8	252	307	-18
ProQuad, M-M-R II and Varivax	1,096	1,027	7	936	894	5	160	133	20
Zostavax	503	479	5	402	393	2	101	86	17
RotaTeq	441	490	-10	320	357	-10	121	133	-9
Pneumovax 23	354	400	-12	250	318	-21	104	82	26

Other Pharmaceutical (3)	3,380	4,097	-18	1,051	977	8	2,328	3,120	-25

ANIMAL HEALTH	2,494	2,569	-3	643	578	11	1,850	1,992	-7

CONSUMER CARE (4)	3	1,531	*	0	1,058	*	3	473	*

Other Revenues (5)	1,031	983	5	311	919	-66	721	64	*

* 100% or greater

(1) Only select products are shown.

(2) Cubicin results for the September YTD 2015 period represent sales for the eight months following Merck’s acquisition of Cubist. Cubicin sales for 2014 represent the previous licensing agreement in Japan prior to the acquisition.

(3) Includes Pharmaceutical products not individually shown above. Other Vaccines sales included in Other Pharmaceutical were $253 million and $291 million on a global basis for September YTD 2015 and 2014, respectively.

(4) On October 1, 2014, the company divested the Consumer Care business.

(5) Other revenues are comprised primarily of alliance revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities. Other revenues in 2014 include $232 million of revenue recognized in connection with the sale of U.S. Saphris rights. On June 30, 2014, AstraZeneca exercised its option to buy Merck’s interest in a subsidiary and through it, Merck’s interest in Nexium and Prilosec. As a result, the company no longer records supply sales for these products.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	2015				2014						% Change	% Change
	1Q	2Q	3Q	Sep YTD	1Q	2Q	3Q	Sep YTD	4Q	Full Year	3Q	Sep YTD
TOTAL PHARMACEUTICAL	$8,266	$8,564	$8,925	$25,755	$8,451	$9,087	$9,134	$26,672	$9,370	$36,042	-2	-3

United States	3,637	3,934	4,382	11,953	3,130	3,462	3,837	10,429	3,786	14,214	14	15
% Pharmaceutical Sales	44.0%	45.9%	49.1%	46.4%	37.0%	38.1%	42.0%	39.1%	40.4%	39.4%

Europe (1)	2,024	1,896	1,920	5,841	2,478	2,537	2,297	7,312	2,269	9,581	-16	-20
% Pharmaceutical Sales	24.5%	22.1%	21.5%	22.7%	29.3%	27.9%	25.2%	27.4%	24.2%	26.6%

Japan	627	629	564	1,820	835	859	730	2,423	965	3,389	-23	-25
% Pharmaceutical Sales	7.6%	7.3%	6.3%	7.1%	9.9%	9.5%	8.0%	9.1%	10.3%	9.4%

Asia Pacific	809	822	854	2,485	809	840	878	2,528	910	3,438	-3	-2
% Pharmaceutical Sales	9.8%	9.6%	9.6%	9.6%	9.6%	9.2%	9.6%	9.5%	9.7%	9.5%

China	318	335	353	1,005	282	309	318	909	332	1,242	11	11

Latin America	630	676	585	1,891	538	668	673	1,879	678	2,557	-13	1
% Pharmaceutical Sales	7.6%	7.9%	6.5%	7.3%	6.4%	7.3%	7.4%	7.0%	7.2%	7.1%

Eastern Europe/Middle East Africa	321	372	380	1,074	415	459	443	1,317	500	1,817	-14	-19
% Pharmaceutical Sales	3.9%	4.3%	4.3%	4.2%	4.9%	5.1%	4.9%	4.9%	5.3%	5.0%

Canada	170	167	159	496	200	218	218	636	218	854	-27	-22
% Pharmaceutical Sales	2.1%	2.0%	1.8%	1.9%	2.4%	2.4%	2.4%	2.4%	2.3%	2.4%

Other	48	68	81	195	46	44	58	148	44	192	40	32
% Pharmaceutical Sales	0.6%	0.8%	0.9%	0.8%	0.5%	0.5%	0.6%	0.6%	0.5%	0.5%

(1) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

THIRD QUARTER 2015

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET

			SEP YTD	SEP YTD
	3Q15	3Q14	2015	2014
INTEREST INCOME	$(68)	$(69)	$(214)	$(190)
INTEREST EXPENSE	165	191	503	567
EXCHANGE LOSSES (1)	228	61	1,038	114
EQUITY INCOME FROM AFFILIATES (2)	(63)	(24)	(210)	(241)
Other, net (3)	(432)	(325)	(493)	(1,228)
TOTAL	$(170)	$(166)	$624	$(978)

(1) Included in foreign exchange losses for the first nine months of 2015 is a $715 million charge recorded in the second quarter in connection with the revaluation of the company’s net monetary assets in Venezuela.

(2) Includes the performance of the company’s joint ventures and other equity method affiliates, including the Sanofi Pasteur MSD partnership, certain investment funds, as well as AstraZeneca LP until the termination of that relationship on June 30, 2014. Equity income from AstraZeneca LP was $192 million in the first nine months of 2014.

(3) Other, net in the third quarter and first nine months of 2015 includes a $250 million gain on the divestiture of certain migraine clinical development programs. Other, net in the third quarter and first nine months of 2014 includes a $396 million gain on the divestiture of certain ophthalmic products in several international markets. Other, net in the first nine months of 2014 also includes a $741 million gain on AstraZeneca’s option exercise.